UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1 , 2005
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2005, UAL Corporation (the "Company") issued a press release announcing its financial results for the third quarter of 2005. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 27, 2005, the Company filed its monthly operating report for the period September 1, 2005 through September 30, 2005 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case Nos. 02-48191 through 02-48218. A copy of the monthly operating report is furnished hereunder as Exhibit 99.2.

Item 9.01		Financial Statements and Exhibits.

(c)	Exhibits	Description

	99.1	Press Release
	99.2	Monthly Operating Report of UAL Corporation for the period September 1, 2005 through September 30, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Paul R. Lovejoy
Name:	Paul R. Lovejoy
Title:	Senior Vice President,
General Counsel and Secretary
Dated:  November 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release
99.2*	Monthly Operating Report of UAL Corporation for the period September 1, 2005 through September 30, 2005

__________________
* Filed herewith electronically.